Exhibit 10.19
FIRST AMENDMENT TO
EXCHANGE AGREEMENT

    This FIRST AMENDMENT TO EXCHANGE AGREEMENT, dated as of February 18, 2022 (this “Amendment”), to the Exchange Agreement, dated as of February 27, 2019 (the “Agreement”), is made by and among Kratos Defense & Security Solutions, Inc., a Delaware corporation (“Acquiror”), KTT CORE, Inc., a Delaware corporation formerly known as FTT CORE, LLC (“KTT Core”), Florida Turbine Technologies Inc., a Florida corporation (“FTT Inc.”), Shirley C. Brostmeyer and Joseph D. Brostmeyer as Trustees of The Shirley C. Brostmeyer Revocable Trust, u/a/d August 25, 2002, as amended and restated August 13, 2014, a Florida revocable trust (“SB Trust”), Joseph D. Brostmeyer and Sara J. Brostmeyer as Trustees of The Shirley Brostmeyer 2018 Family Trust, u/a/d December 17, 2018, a Florida irrevocable trust (“2018 SB Trust”), Joseph D. Brostmeyer and Shirley C. Brostmeyer as Trustees of The Joseph D. Brostmeyer Revocable Trust, u/a/d August 25, 2002, as amended and restated August 13, 2014, a Florida revocable trust (“JB Trust”), and Shirley C. Brostmeyer and Julia A. Brostmeyer as Trustees of The Joseph D. Brostmeyer 2018 Irrevocable Trust, u/a/d December 17, 2018, a Florida irrevocable trust (“2018 JB Trust”), and Pegasus Residual, LLC, a Delaware limited liability company (“Pegasus Residual” and, together with Acquiror, KTT Core, FTT Inc., SB Trust, 2018 SB Trust, JB Trust and 2018 JB Trust, each a “Party” and, collectively, the “Parties”). Capitalized terms not defined in this Amendment have the respective meanings specified in the Agreement, which will remain in full force and effect as amended hereby.

RECITALS

Whereas, each of SB Trust, 2018 SB Trust, JB Trust and 2018 JB Trust (collectively, the “Trusts”) was an original party to the Agreement;

Whereas, pursuant to a Contribution and Exchange Agreement, dated as of October 15, 2020, between and among the Trusts and Pegasus Residual, the Trusts contributed to Pegasus Residual all of the Trusts’ interests in all shares of stock of FTT Inc. and KTT Core owned by the Trusts;

Whereas, pursuant to a Joinder Agreement dated as of October 15, 2020, Pegasus Residual became a party to the Agreement;

Whereas, Acquiror, KTT Core, FTT Inc. and Pegasus Residual have entered into that certain Contribution Agreement, dated as of the date first set forth above (as the same may be amended or modified from time to time in accordance with its terms, the “Contribution Agreement”), pursuant to which the Transferors (as defined in the Contribution Agreement) have agreed to contribute all of the outstanding capital stock of FTT Inc. held by the Transferors to KTT Core (the “Contribution”);

Whereas, the execution and delivery of this Amendment was a material inducement to the Transferors to enter into the Contribution Agreement and to consummate the Contribution;

Whereas, pursuant to Section 4.8 of the Agreement, the Agreement may be amended only by a written instrument executed by the Parties; and

Whereas, the Parties desire to enter into this Amendment to amend the Agreement as set forth herein.

Now, Therefore, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is

LEGAL_US_W # 106336933.2

LEGAL02/40550677v2

Exhibit 10.19
hereby acknowledged by the Parties, the Parties hereto, intending legally to be bound, agree as follows:

AGREEMENT

1.Definition of Minority Interests. Effective as of the date of this Amendment, the term “Minority Interests”, for all purposes under the Agreement, shall mean the Class B common stock, par value $0.001, of KTT Core.
2.Section 3.2(a). Section 3.2(a) of the Agreement is hereby amended to include the following sentence at the end of Section 3.2(a):
“For the avoidance of doubt, the Minority Interest Purchase Price will not be decreased or otherwise modified in any way by the contribution of Shares of FTT Inc. owned by the Holders in accordance with the terms of that certain Contribution Agreement, dated as of February 18, 2022 (as the same may be amended or modified from time to time in accordance with its terms, the “Contribution Agreement”). In furtherance of the foregoing, to the extent that, prior to the calculation of the Minority Interest Purchase Price, either (a) KTT Core has transferred or otherwise disposed of more than eighty percent (80%) of the issued and outstanding shares of Class A capital stock of FTT Inc., whether by merger, consolidation, sale or other transfer (other than a merger or consolidation where the stockholders of FTT Inc. prior to the merger or consolidation are the holders of a majority of the voting securities of the entity or entities that survives such merger or consolidation), or (b) there has been a sale of all or substantially all of the assets of FTT Inc., which in either case does not also constitute an FTT Change of Control (an “FTT Only Sale”), then Acquiror and Pegasus Residual shall negotiate in good faith an equitable adjustment to EBITDA for purposes of calculating the Minority Interest Purchase Price to reasonably take into account the FTT Only Sale.”
3.Section 3.2(c). The last sentence of Section 3.2(c) is hereby amended and restated in its entirety as follows:
“For purposes of this Agreement, “FTT Change of Control” means the occurrence of any one or more of the following: (a) the acquisition of direct or indirect ownership or voting control, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act), of more than eighty percent (80%) of the issued and outstanding shares of Class A common stock of KTT Core, whether by merger, consolidation, sale or other transfer (other than a merger or consolidation where the stockholders of KTT Core prior to the merger or consolidation are the holders of a majority of the voting securities of the entity or entities that survives such merger or consolidation), or (b) a sale of all or substantially all of the assets of KTT Core.”

4.Section 3.2(c). Section 3.2(c) of the Agreement is hereby amended to include the following sentence at the end of Section 3.2(c):
“For the avoidance of doubt, the Contribution (as defined in the Contribution Agreement), will not itself constitute an FTT Change of Control.”
5.Schedule A. Pursuant to Sections 3.1 of the Agreement, Schedule A to the Agreement shall be updated as attached hereto.
6.No Other Amendments. Except as expressly amended by this Amendment, all of the provisions of the Agreement will remain unchanged and in full force and effect.

LEGAL_US_W # 106336933.2

LEGAL02/40550677v2

Exhibit 10.19
7.Consent. As required by Section 3.1 of the Agreement, Acquiror hereby consents to the Contribution (as defined the Contribution Agreement).
8.Miscellaneous.
(a)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.
(b)Execution. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
[Signatures follow]

LEGAL_US_W # 106336933.2

LEGAL02/40550677v2

Exhibit 10.19
IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Exchange Agreement as of the day and year first above written.
Kratos Defense & Security Solutions, Inc., a Delaware corporation

By: ______________________________
Name:
Title:

KTT CORE, Inc., a Delaware corporation

By: ______________________________
Name:
Title:

Florida Turbine Technologies, Inc., a Florida corporation

By: ______________________________
Name:
Title:

[Signature Page to First Amendment to Exchange Agreement]
LEGAL02/40550677v2

Exhibit 10.19

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Exchange Agreement as of the day and year first above written.

The Shirley C. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014
By: /S/ SHIRLEY C. BROSTMEYER
Name: Shirley C. Brostmeyer
Title: Trustee
By: /S/ JOSEPH D. BROSTMEYER
Name: Joseph D. Brostmeyer
Title: Trustee

The Joseph D. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014
By: /S/ JOSEPH D. BROSTMEYER
Name: Joseph D. Brostmeyer
Title: Trustee
By: /S/ SHIRLEY C. BROSTMEYER
Name: Shirley C. Brostmeyer
Title: Trustee

The Shirley Brostmeyer 2018 Family Trust u/a/d December 17, 2018
By: /S/ JOSEPH D. BROSTMEYER
Name: Joseph D. Brostmeyer
Title: Trustee

By: /S/ SARA J. BROSTMEYER
Name: Sara J. Brostmeyer
Title: Trustee

[Signature Page to First Amendment to Exchange Agreement]
LEGAL02/40550677v2

Exhibit 10.19

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Exchange Agreement as of the day and year first above written.

PEGASUS RESIDUAL, LLC

By: /S/ JOSEPH D. BROSTMEYER
Name: Joseph Brostmeyer
Its: Manager

The Joseph D Brostmeyer 2018 Irrevocable Trust u/a/d December 17, 2018
By: /S/ SHIRLEY C. BROSTMEYER
Name: Shirley C. Brostmeyer
Title: Trustee

By: /S/ JULIA A. BROSTMEYER
Name: Julia A. Brostmeyer
Title: Trustee

[Signature Page to First Amendment to Exchange Agreement]
LEGAL02/40550677v2

Exhibit 10.19
SCHEDULE A

Schedule A from October 15, 2020 to the Contribution:

Stockholder	Shares of Florida Turbine Technologies, Inc. Owned by Stockholder
Kratos Defense & Security Solutions, Inc.	8,431.33 shares Class A Capital Stock
Pegasus Residual, LLC	2,094.67 shares Class B Capital Stock

Stockholder	Shares of KTT CORE, Inc. Owned by Stockholder
Kratos Defense & Security Solutions, Inc.	8,431.33 shares Class A Capital Stock
Pegasus Residual, LLC	2,094.67 shares Class B Capital Stock

Schedule A as of the Contribution:

Stockholder	Shares of Florida Turbine Technologies, Inc. Owned by Stockholder
KTT CORE, Inc.	8,431.33 shares Class A Capital Stock 2,094.67 shares Class B Capital Stock

Stockholder	Shares of KTT CORE, Inc. Owned by Stockholder
Kratos Defense & Security Solutions, Inc.	8,431.33 shares Class A Capital Stock
Pegasus Residual, LLC	2,094.67 shares Class B Capital Stock